Exhibit 32

                           CERTIFICATION OF PRESIDENT
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-QSB of Vista Exploration Corporation (the "Company") for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Charles A. Ross, Sr., Chief Executive Officer of the Company, and David C. Owen, Chief Financial Officer and Chief Accounting Officer of the Company, each hereby certifies, pursuant to and solely for the purpose of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge and belief, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Charles A. Ross, Sr.
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Charles A. Ross, Sr.
Chief Executive Officer

/s/ David C. Owen
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David C. Owen
Chief Financial Officer
Chief Accounting Officer